CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Amendment 3 to Registration Statement on Form SB-2 of our report dated December 8, 1999.

                                       /s/ Dohan and Company, P.A., CPA's

Dohan and Company, P.A., CPA's.
7700 North Kendall Drive, Suite 204
Miami, Florida 33156
March 14, 2000